chris@threshold.cc
804.510.0638


November 16, 2020

Division of Corporation Finance
Office of Trade & Services
Securities and Exchange Commission
Washington, D.C. 20549

Re: 	VV Markets LLC; Offering Statement on Form
1-A, File No. 024-11306

Dear Ms. Wirth:

This letter responds to your letter to Nicholas King of September 29, 2020, for which we thank you. We are requesting qualification of the offering statement of VV
Markets LLC (the "Company").

The Company has updated its offering circular under Form
1-A in response to the September 29 letter. A new clean version and a comparison document showing changes from the Company's original submission are submitted with this cover letter, along with other exhibits.

In addition to the replacement audited financials and the edits made within the Form 1-A and amended offering circular submitted herewith, here are a few notes for certain points of the September 29 letter. For all other comments, the necessary changes in response to the comments have been made inside the amended offering circular that is submitted with this letter.

Comment 13: We have added the referenced points to the Company's Series Operating Agreement, at parts
14.5.5 and 14.5.6 of that Operating Agreement

Comments 14 to 16: Please accept the replacement audited financials provided, from IndigoSpire CPAs and Advisors, the Company's certified public accounting firm. The audit report that was included with the Company's initial filings was an incomplete form that was attached to our submission in error. The written consent of the Company's independent auditor is submitted as Exhibit III, 17.11.

Comment 17: The offering circular has been updated to respond to this comment.

Comment 19, Part 2: The Company's planned offerings will only be open to investors in the 42 states in which a registered broker-dealer is not required. To the extent that the Company expands into any of the other 8 states, it would register itself as an issuer-dealer under state law or bring on a broker-dealer at that time.

Comment 22, part 1: "Early access" as referred to on the Manager's website means that individuals joining the waitlist will receive targeted communications at the same time as the offering is first made public via the Manager's web site, but before any paid advertisements or social media posts are made.

Comment 22, part 2: As this will be a Tier 2 offering, the Company is relying on Rule 255, "Solicitations of interest and other communications," to "test the waters" by describing its offering and its early acquisitions and plans for the underlying assets, to determine the level of interest in its investment offering prior to qualification.
17 CFR 230.255.

We trust that this letter, together with the accompanying documents, will satisfy the comments and remaining requirements, and we therefore request qualification of the Company's offering.

Very truly yours,
/s/ Christopher E. Gatewood
Threshold Counsel, PC

cc:	Nicholas King, VV Markets LLC

Attachments:
Amended Offering Circular
Amended and Restated Series Operating Agreement, VV
Markets LLC; Replacement Exhibit 3 to Form 1-A
Audited Financial Statement, IndigoSpire CPAs and
Advisors; Replacement Exhibit 16 to Form 1-A
Consent of the Company's Independent Auditor, Exhibit III,
17.11
Domaine Wine Storage Agreement, new Exhibit 17.6 to
Form 1-A